UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2004

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-25.1 SENIOR DEBT SECURITIES
EX-25.2 SUBORDINATED DEBT SECURITIES
EX-25.3 JUNIOR SUBORDINATED DEBT SECURITIES

ITEM 5. OTHER EVENTS.

Fisher Scientific International Inc. (the “Company”) is filing three Forms T-1 to designate J.P. Morgan Trust Company, National Association to act as an eligible trustee under the Company’s Senior Indenture, Subordinated Indenture and Junior Subordinated Indenture, forms of which were filed as exhibits 4.01, 4.02 and 4.03, respectively, to the Company’s registration statement on Form S-3 (File No. 333-108448) dated September 3, 2003 (the “Registration Statement”). Such Forms T-1 are attached as exhibits 25.1, 25.2 and 25.3 hereto, and are hereby incorporated by reference in the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

25.1	Statement of Eligibility of J.P. Morgan Trust Company, National Association on Form T-1 under the Trust Indenture Act, relating to Senior Debt Securities of Fisher Scientific International Inc.

25.2	Statement of Eligibility of J.P. Morgan Trust Company, National Association on Form T-1 under the Trust Indenture Act, relating to Subordinated Debt Securities of Fisher Scientific International Inc.

25.3	Statement of Eligibility of J.P. Morgan Trust Company, National Association on Form T-1 under the Trust Indenture Act, relating to Junior Subordinated Debt Securities of Fisher Scientific International Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: January 20, 2004	By:	/s/ Todd M. DuChene

	Name:	Todd M. DuChene
	Title:	Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 25.1	Statement of Eligibility of J.P. Morgan Trust Company, National Association on Form T-1 under the Trust Indenture Act, relating to Senior Debt Securities of Fisher Scientific International Inc.

Exhibit 25.2	Statement of Eligibility of J.P. Morgan Trust Company, National Association on Form T-1 under the Trust Indenture Act, relating to Subordinated Debt Securities of Fisher Scientific International Inc.

Exhibit 25.3	Statement of Eligibility of J.P. Morgan Trust Company, National Association on Form T-1 under the Trust Indenture Act, relating to Junior Subordinated Debt Securities of Fisher Scientific International Inc.